U. S. Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 13, 2001

Commission file number     0-26013

MULTI-LINK TELECOMMUNICATIONS, INC.
(Exact name of small business issuer
as specified in its charter)

    Colorado                                                            84-1334687
    (State or other jurisdiction of                                  (IRS Employer Identification No.)
incorporation or organization)

4704 Harlan Street, Suite 420, Denver, CO 80212
(Address of principal executive offices)

(303) 831-1977
(Issuer's telephone number)

Not Applicable
(Former name, former address, and former fiscal year,
if changed since last report)

ITEM 5. Other Events

        On June 13, 2001, Multi-Link Telecommunications Inc. (the "Company") received the resignation of Keith Holder as a member of the Board of Directors of the Company, effective immediately. Mr. Holder resigned for personal reasons. A copy of his resignation letter is attached as Exhibit 17.

        Mr. Holder’s position on the Board of Directors of the Company remains vacant while the remaining directors, together with the officers of the Company, search for suitable replacement candidates.

ITEM 7. Financial Statements, Pro Forma Financial Information, and Exhibits

        (c)     Exhibits

                 Exhibit No.                                  Description

                17                                   Letter of Resignation of Keith Holder, Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       MULTI-LINK TELECOMMUNICATIONS, INC.

Date         June 14, 2001                                                               By: /s/ David J. Cutler
                                                                                                              David J. Cutler, Chief Financial Officer